Exhibit 10.1

NINTH AMENDMENT TO SECOND AMENDED AND RESTATED
CREDIT AGREEMENT

This Ninth Amendment to Second Amended and Restated Credit Agreement (this “Amendment”) is made as of October 31, 2024, by and among PKST OP, L.P., a Delaware limited partnership f/k/a GRT OP, L.P., a Delaware limited partnership, having an address at Griffin Capital Plaza, 1520 E. Grand Avenue, El Segundo, California 90245 (“Borrower”), KEYBANK NATIONAL ASSOCIATION (“KeyBank”), the other lending institutions which are parties to this Amendment as “Lenders” (together with KeyBank, the “Lenders”) and KEYBANK NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (the “Agent”).  Unless otherwise defined herein, terms defined in the Credit Agreement set forth below shall have the same meaning herein.

W I T N E S S E T H:

WHEREAS, the Borrower, the Agent, the Lenders and other financial institutions party thereto have entered into that certain Second Amended and Restated Credit Agreement as of April 30, 2019, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of October 1, 2020, that certain Second Amendment to Second Amended and Restated Credit Agreement dated as of December 18, 2020, that certain Third Amendment to Second Amended and Restated Credit Agreement dated as of July 14, 2021, that certain Fourth Amendment to Second Amended and Restated Credit Agreement dated as of April 28, 2022, that certain Fifth Amendment to Second Amended and Restated Credit Agreement dated as of September 28, 2022, that certain Sixth Amendment to Second Amended and Restated Credit Agreement dated as of November 30, 2022, that certain Seventh Amendment to Second Amended and Restated Credit Agreement dated as of March 21, 2023 and that certain Eighth Amendment to Second Amended and Restated Credit Agreement dated as of July 25, 2024 (collectively, the “Existing Credit Agreement”; and the Existing Credit Agreement as amended by this Amendment, the “Credit Agreement”); and

WHEREAS, the Borrower, the Agent and the Lenders party hereto (which constitute the Majority Lenders) have agreed to amend certain terms of the Existing Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained, the parties hereto hereby agree as follows:

1.            The Existing Credit Agreement is hereby amended as follows:

(a)	Section 1.01 of the Existing Credit Agreement is hereby amended by adding thereto the following defined terms:

“2027 Term Commitment” means, with respect to each 2027 Term Lender, the commitment of such Lender to make 2027 Term Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender's 2027 Term Loans hereunder, as such commitment may be reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04.  The amount of each Lender's 2027 Term Commitment as of  the Ninth Amendment Effective Date is set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its 2027 Term Commitment, as applicable.  The aggregate amount of the 2027 Term Lenders’ 2027 Term Commitments as of the Ninth Amendment Effective Date is $175,000,000.00.

“2027 Term Lender” means, at any time, each Lender that has a 2027 Term Commitment.

“2027 Term Loan” shall mean that certain senior unsecured term loan to be made by 2027 Term Lenders to the Borrower on the Ninth Amendment Effective Date in the amount of $175,000,000.00 in accordance with the terms and conditions of this Agreement, together with any additional 2027 Term Loans which may be made in accordance with the terms and conditions of Section 2.08(d) of this Agreement, as such amount may be adjusted pursuant to the terms of this Agreement.

“2027 Term Loan Applicable Percentage” means the ratio, expressed as a percentage, of (i) the aggregate amount of the 2027 Term Loans of such 2027 Term Lender to (ii) the aggregate amount of the 2027 Term Loans of all 2027 Term Lenders, which, as of the Ninth Amendment Effective Date, is as set forth on Schedule 2.01.

“2027 Term Loan Maturity Date” means October 31, 2027, as the same may be extended in accordance with Section 2.19.

“Ninth Amendment Effective Date” means October 31, 2024.

“Ninth Amendment Effective Date Bridge Facility” means that certain unsecured bridge loan facility that may be entered into by the Credit Parties with Bank of America, N.A., as administrative agent, and certain lenders on or about November 4, 2024 in an aggregate principal amount not to exceed $200,000,000.00 with a tenor of 364 days.

(b)	The definition of “2025 Term Commitment” is hereby deleted and replaced in its entirety with the following:

“2025 Term Commitment” means, with respect to each 2025 Term Lender, the commitment of such Lender to make or continue 2025 Term Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender's 2025 Term Loans hereunder, as such commitment may be reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04.  The amount of each Lender's 2025 Term Commitment as of the Ninth Amendment Effective Date is set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its 2025 Term Commitment, as applicable.  The aggregate amount of the 2025 Term Lenders’ 2025 Term Commitments as of the Ninth Amendment Effective Date is $210,000,000.00 and the aggregate amount of the 2025 Term Lenders’ unfunded 2025 Term Commitments is $0.00 as of such date.  From and after the Eighth Amendment Effective Date, each 2025 Term Commitment is referred to in the alternative as a “2025 Term Commitment” or a “2028 Term Commitments”.

(c)	The definition of “2025 Term Loan Applicable Percentage” is hereby deleted and replaced in its entirety with the following:

“2025 Term Loan Applicable Percentage” means the ratio, expressed as a percentage, of (i) the aggregate amount of the 2025 Term Loans of such 2025 Term Lender to (ii) the aggregate amount of the 2025 Term Loans of all 2025 Term Lenders, which, as of the Ninth Amendment Effective Date, is as set forth on Schedule 2.01.  From and after the Eighth Amendment Effective Date, the 2025 Term Loan Applicable Percentage is referred to in the alternative as the “2025 Term Loan Applicable Percentage” or the “2028 Term Loan Applicable Percentage”.

(d)	The definition of “2026 Term Commitment” is hereby deleted and replaced in its entirety with the following:

“2026 Term Commitment” means, with respect to each 2026 Term Lender, the commitment of such Lender to make 2026 Term Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender's 2026 Term Loans hereunder, as such commitment may be reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04.  The initial amount of each Lender's 2026 Term Commitment is set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its 2026 Term Commitment, as applicable.  As of the Ninth Amendment Effective Date, the aggregate amount of the 2026 Term Lenders’ 2026 Term Commitments is $150,000,000.00 and the aggregate amount of the 2026 Term Lenders’ unfunded 2026 Term Commitments is $0.00 as of such date.

(e)	The definition of “2026 Term Loan” is hereby deleted and replaced in its entirety with the following:

“2026 Term Loan” shall mean that certain senior unsecured term loan made or continued by 2026 Term Lenders to the Borrower in the amount of $150,000,000 in accordance with the terms and conditions of this Agreement, together with any additional 2026 Term Loans which may be made in accordance with the terms and conditions of Section 2.08(d) of this Agreement, as such amount may be adjusted pursuant to the terms of this Agreement.  As of the Ninth Amendment Effective Date, the outstanding principal amount of the 2026 Term Loan is $150,000,000.

(f)	The definition of “2026 Term Loan Applicable Percentage” is hereby deleted and replaced in its entirety with the following:

“2026 Term Loan Applicable Percentage” means the ratio, expressed as a percentage, of (i) the aggregate amount of the 2026 Term Loans of such 2026 Term Lender to (ii) the aggregate amount of the 2026 Term Loans of all 2026 Term Lenders, which, as of the Ninth Amendment Effective Date, is as set forth on Schedule 2.01.

(g)
The definition of “Applicable Rate” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended by deleting the table set forth in subsection (a) thereof in its entirety and replacing it with the following:

Level	Consolidated Leverage Ratio	Applicable Rate for Revolving Loans that are SOFR Loans	Applicable Rate for Revolving Loans that are Base Rate Loans	Applicable Rate for 2025 Term Loans and 2027 Term Loans that are SOFR Loans	Applicable Rate for 2025 Term Loans and 2027 Term Loans that are Base Rate Loans	Applicable Rate for 2026 Term Loans that are SOFR Loans	Applicable Rate for 2026 Term Loans that are Base Rate Loans
1	Less than 45%	1.65%	.65%	1.60%	.60%	1.25%	.25%
2	Greater than or equal to 45% but less than 50%	1.80%	.80%	1.75%	.75%	1.40%	.40%
3	Greater than or equal to 50% but less than 55%	1.95%	.95%	1.90%	.90%	1.55%	.55%
4	Greater than or equal to 55% but less than 60%	2.25%	1.25%	2.20%	1.20%	1.85%	.85%
5	Greater than or equal to 60%	2.55%	1.55%	2.50%	1.50%	2.15%	1.15%

(h)
The definition of “Applicable Rate” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended by deleting the table set forth in subsection (b) thereof in its entirety and replacing it with the following:

Investment Grade Rating	Applicable Rate for Revolving Loans that are SOFR Loans	Revolver Facility Fee Rate	Applicable Rate for Revolving Loans that are Base Rate Loans	Applicable Rate for 2025, 2026 and 2027 Term Loans that are SOFR Loans	Applicable Rate for 2025, 2026 and 2027 Term Loans that are Base Rate Loans
Pricing Level 1 At least A- or A3	0.825%	.125%	0.000%	0.900%	0.000%
Pricing Level 2 At least BBB+ or Baa1	0.875%	.150%	0.000%	0.950%	0.000%
Pricing Level 3 At least BBB or Baa2	1.000%	.200%	0.000%	1.100%	0.100%
Pricing Level 4 At least BBB- or Baa3	1.200%	.250%	0.200%	1.350%	0.350%
Pricing Level 5 Below BBB-, Baa3 or unrated	1.550%	.300%	0.550%	1.750%	0.750%

(i)	The definition of “Class” set forth in Section 1.01 of the Existing Credit Agreement is hereby deleted and replaced in its entirety with the following:

“Class” means (a) when used with respect to a Commitment, refers to whether such Commitment is a Revolving Commitment, 2027 Term Commitment, 2026 Term Commitment and/or 2025 Term Commitment, (b) when used with respect to a Loan, refers to whether such Loan is a Revolving Loan, a 2027 Term Loan, a 2026 Term Loan or a 2025 Term Loan and (c) when used with respect to a Lender, refers to whether such Lender has a Loan or Commitment with respect to a particular Class of Loans or Commitments.

(j)	The definition of “Commitment” set forth in Section 1.01 of the Existing Credit Agreement is hereby deleted and replaced in its entirety with the following:

“Commitment” means, with respect to each Lender, the aggregate amount of such Lender’s Revolving Commitment, 2027 Term Commitment, 2026 Term Commitment and/or 2025 Term Commitment.

(k)	The definition of “Maturity Date” set forth in Section 1.01 of the Existing Credit Agreement is hereby deleted and replaced in its entirety with the following:

“Maturity Date” means any of the Revolving Loan Maturity Date, the 2027 Term Loan Maturity Date, the 2026 Term Loan Maturity Date or the 2025 Term Loan Maturity Date, as the context of this Agreement requires.

(l)	The definition of “Revolving Commitment” set forth in Section 1.01 of the Existing Credit Agreement is hereby deleted and replaced in its entirety with the following:

“Revolving Commitment” means, with respect to each Lender, the commitment of such Lender to make Revolving Loans and to acquire participations in Letters of Credit and Swingline Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender's Revolving Credit Exposure hereunder, as such commitment may be reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04.  The initial amount of each Lender’s Revolving Commitment is set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Revolving Commitment, as applicable.  As of the Ninth Amendment Effective Date, the aggregate amount of the Lenders’ Revolving Commitments is $547,000,000.00.

(m)	The definition of “Term Commitment” set forth in Section 1.01 of the Existing Credit Agreement is hereby deleted and replaced in its entirety with the following:

“Term Commitment” means a 2027 Term Commitment, a 2026 Term Commitment or a 2025 Term Commitment.

(n)	The definition of “Term Lender” set forth in Section 1.01 of the Existing Credit Agreement is hereby deleted and replaced in its entirety with the following:

“Term Lender” means a 2027 Term Lender, a 2026 Term Lender or a 2025 Term Lender.

(o)	The definition of “Term Loan” set forth in Section 1.01 of the Existing Credit Agreement is hereby deleted and replaced in its entirety with the following:

“Term Loan” means a 2027 Term Loan, a 2026 Term Loan or a 2025 Term Loan.

(p)	The definition of “Term Loan Maturity” set forth in Section 1.01 of the Existing Credit Agreement is hereby deleted and replaced in its entirety with the following:

“Term Loan Maturity” shall mean, with respect to any respective Class of Term Loans, the 2027 Term Loan Maturity Date, the 2026 Term Loan Maturity Date or the 2025 Term Loan Maturity Date, as applicable, or, in any instance, upon acceleration of such respective Class of Term Loans, if such respective Class of Term Loan has been accelerated by the Lenders upon an Event of Default.

(q)	The definition of “Total Commitment” set forth in Section 1.01 of the Existing Credit Agreement is hereby deleted and replaced in its entirety with the following:

“Total Commitment” means the sum of the Commitments of the Lenders, as in effect from time to time. On the Ninth Amendment Effective Date the Total Commitment equals $1,082,000,000.00, consisting of the $547,000,000.00 Revolving Commitments, $150,000,000.00 2026 Term Commitments, $210,000,000.00 2025 Term Commitments and $175,000,000.00 2027 Term Commitments.

(r)	Section 2.01(b) of the Existing Credit Agreement is hereby deleted and replaced in its entirety with the following:

“Subject to all of the terms and conditions hereof, each 2027 Term Lender hereby agrees to make a 2027 Term Loan to the Borrower on the Ninth Amendment Effective Date in an amount equal to such 2027 Term Lender’s 2027 Term Commitment.  The 2027 Term Loan (i) may not be reborrowed under any circumstances, (ii) may, except as set forth herein, at the option of the Borrower, be incurred and maintained as, or converted into, Term Loans that are Base Rate Loans or SOFR Loans, in each case denominated in Dollars, provided that all Term Loans made as part of the same Term Borrowing shall consist of Term Loans of the same Type, and (iii) upon the making of the 2027 Term Loans on the Ninth Amendment Effective Date, the 2027 Term Commitments will no longer be available to be advanced by the Lenders.”

(s)	Section 2.09(b) of the Existing Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(b)      The 2027 Term Loan made on the Ninth Amendment Effective Date shall be for a term commencing on the Ninth Amendment Effective Date and ending on the 2027 Term Loan Maturity Date and the Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each 2027 Term Lender the then unpaid principal amount of each 2027 Term Loan on such date or such earlier date as the 2027 Term Loan is accelerated pursuant to the terms of this Agreement upon an Event of Default.”

(t)	Section 2.11(e) of the Existing Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(e)      In the event that the 2027 Term Loan Maturity Date is extended in accordance with the terms of Section 2.19, the Borrower agrees to pay to the Administrative Agent, for the account of the 2027 Term Loan Lenders, an extension fee in connection with each such extension equal to 0.20% of the aggregate 2027 Term Loan Commitments of the 2027 Term Loan Lenders on the first effective day of each such extension.”

(u)	Section 2.19 of the Existing Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Section 2.19.  Extension.

(a)         So long as no Event of Default or Default shall be in existence on the date on which notice is given in accordance with the following clause (i) and on the then-effective 2027 Term Loan Maturity Date, Borrower may extend the 2027 Term Loan Maturity Date to October 31, 2028 upon satisfaction of the following: (i) delivery of a written request to Administrative Agent at least thirty (30) days, but no more than sixty (60) days, prior to the 2027 Term Loan Maturity Date then in effect; (ii) payment to Administrative Agent for the benefit of the 2027 Term Loan Lenders of the extension fee set forth in Section 2.11(e), which fee shall be payable on or before the then applicable 2027 Term Loan Maturity Date; and (iii) payment by Borrower of all fees and expenses to Administrative Agent and the Lenders to the extent then due.  Such extension shall be evidenced by delivery of written confirmation of the same by Administrative Agent to Borrower, but Administrative Agent’s failure to timely deliver the notice shall not affect Borrower’s right to extend so long as the conditions contained herein are satisfied.

(i)           If the 2027 Term Loan Maturity Date is extended, all of the other terms and conditions of this Agreement and the other Loan Documents (including interest payment dates) shall remain in full force and effect and unmodified, except as expressly provided for herein.  The extension of the 2027 Term Loan Maturity Date is subject to the satisfaction of each of the following additional conditions:

(1)        The representations and warranties of each Credit Party set forth in this Agreement or any other Loan Document to which such Credit Party is a signatory shall be true and correct in all material respects on the date that the extension request is given to the Administrative Agent and on the first day of the extension (except to the extent such representations and warranties relate to a specified date and to the extent such representations and warranties are subject to a materiality qualifier, such representations and warranties shall be true and correct in all respects);

(2)        no Default or Event of Default has occurred and is continuing on the date on which the Borrower gives the Administrative Agent the extension request or on the first day of the extension;

(3)        the Borrower shall be in compliance with all of the financial covenants set forth in Section 5.02 hereof both on the date on which the extension request is given to the Administrative Agent and on the first day of the extension;

(4)        the Borrower shall have paid to the Administrative Agent all amounts then due and payable to any of the Lenders, the Issuing Bank and the Administrative Agent under the Loan Documents, including the extension fee described in Section 2.11(e) hereof;

(5)        the Borrower shall pay for any and all reasonable out-of-pocket costs and expenses, including, reasonable attorneys’ fees and disbursements, incurred by the Administrative Agent in connection with or arising out of the extension of the 2027 Term Loan Maturity Date; and

(6)        the Borrower shall execute and deliver to Administrative Agent such other documents, financial statements, instruments, certificates, opinions of counsel, reports, or amendments to the Loan Documents as the Administrative Agent shall reasonably request regarding the Credit Parties as shall be necessary to effect such extension.”

(v)	Section 5.02(g) of the Existing Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(g)       A minimum Unsecured Interest Coverage Ratio of no less than 2.00 to 1.00; provided that Borrower may cure a breach of the minimum Unsecured Interest Coverage Ratio no more than one (1) time during the term of the Loans by making a prepayment of outstanding Unsecured Debt in accordance with the definitive documentation therefor in an amount which, if it had been applied to the outstanding principal balance of such Unsecured Debt at the beginning of the calculation period in question, would have resulted in an Unsecured Interest Coverage Ratio of not less than the required ratio set forth above; and”

(w)	Section 5.04 of the Existing Credit Agreement is hereby amended by deleting the reference to “Section 6.01” therein and replacing it with a reference to “Section 6.02”.

(x)	Clause (a) of Section 6.09 of the Existing Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(a) Indebtedness under this Agreement and Indebtedness under the Ninth Amendment Effective Date Bridge Facility; provided, however that in no event shall the aggregate principal amount of Indebtedness outstanding under the Ninth Amendment Effective Date Bridge Facility and the 2027 Term Loan exceed $200,000,000.00;”

(y)	Clause (iii) of Section 9.02(b) of the Existing Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(iii) postpone the scheduled date of payment of the principal amount of any Loan or LC Disbursement, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender affected thereby (except in accordance with Section 2.19),”

(z)	Schedule 2.01 of the Existing Credit Agreement is hereby deleted in its entirety and replaced with Schedule 2.01 attached hereto and made a part hereof.

2.          Representations and Warranties.

(a)           The Credit Parties hereby represent, warrant and covenant with Agent and Lenders that, as of the date hereof:

 (i)          the representations and warranties of the Borrower and each other Credit Party contained in the Credit Agreement or any other Loan Document are true, correct and complete in all material respects (provided that, to the extent such representations and warranties are subject to a materiality qualifier, such representations and warranties shall be true and correct in all respects) on and as of the date hereof, except to the extent such representations and warranties (i) relate solely to an earlier date (in which case such representations and warranties shall have been true, correct and complete in all material respects on and as of such earlier date) or (ii) have been modified to reflect events occurring after the Amendment Effective Date (as defined below), as the same have been disclosed publicly or in writing to the Agent on or before the date hereof or are permitted or not prohibited under the Loan Documents;

 (ii)         this Amendment constitutes the legal, valid and binding obligation of the Borrower and is enforceable against it in accordance with its terms, without defense, counterclaim or offset.  Except as hereby specifically amended or modified, the Existing Credit Agreement and the other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

 (iii)          the execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders, and shall not be deemed to be a novation of the Obligations of the Credit Parties; and

 (iv)         after giving effect to this Amendment, the extension of the 2027 Term Loans and the use of proceeds thereof, no event has occurred and is continuing which constitutes a Default or an Event of Default.

3.        Conditions to Effectiveness.  This Amendment shall not be effective until the date (the “Amendment Effective Date”) on which each of the following conditions precedent has been fulfilled to the reasonable satisfaction of the Agent on or prior to the date of this Amendment:

(a)	This Amendment shall have been duly executed and delivered by the Credit Parties, the Administrative Agent and Lenders constituting Majority Lenders.

(b)	All action on the part of the Credit Parties necessary for the valid execution, delivery and performance by the Credit Parties of this Amendment shall have been duly and effectively taken.

(c)	After giving effect to this Amendment, the extension of the 2027 Term Loans and the use of proceeds thereof, no Default or Event of Default shall have occurred and be continuing.

4.       The Administrative Agent and the Lenders party hereto acknowledge and agree that the Properties set forth on Annex A hereto have been granted Preliminary Verification to be added as Pool Properties under the Credit Agreement.

5.          Except as expressly amended hereby, the remaining terms and conditions of the Existing Credit Agreement shall continue in full force and effect.  All future references to the “Credit Agreement” shall be deemed to be references to the Existing Credit Agreement as amended by this Amendment and each reference to “hereof,” “hereunder,” “herein” or “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Existing Credit Agreement as amended by this Amendment.  Each Credit Party hereby ratifies, confirms and reaffirms all of the terms and conditions of the Credit Agreement and each of the other Loan Documents, and further acknowledges and agrees that all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect, in each case, except as expressly provided in this Agreement.

6.          This Amendment shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

7.         This Amendment, which may be executed in multiple counterparts, constitutes the entire agreement of the parties regarding the matters contained herein and shall not be modified by any prior oral or written discussions.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging transmission (e.g. PDF by email) shall be effective as delivery of a manually executed counterpart of this Amendment.  The Credit Parties hereby ratify, confirm and reaffirm all of the terms and conditions of the Existing Credit Agreement, and each of the other Loan Documents, and further acknowledge and agree that all of the terms and conditions of the Existing Credit Agreement shall remain in full force and effect except as expressly provided in this Amendment.  This Amendment constitutes a Loan Document for all purposes under the Credit Agreement.

8.          Any determination that any provision of this Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Amendment.

9.            This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

[SIGNATURES ON FOLLOWING PAGE]

Exhibit 10.1

IN WITNESS WHEREOF, the undersigned has executed and delivered this Amendment under seal as of the date first written above.

BORROWER:

PKST OP, L.P., a Delaware limited partnership

By:	PEAKSTONE REALTY TRUST,
a Maryland real estate investment trust, its General Partner

	By:	/s/ Javier F. Bitar
	Name:	Javier F. Bitar
	Title:	Chief Financial Officer and Treasurer

[Signatures continued on next page.]

[Signature Page to Ninth Amendment to Second Amended and Restated Credit Agreement]

ADMINISTRATIVE AGENT AND LENDER:

KEYBANK NATIONAL ASSOCIATION, individually and as Administrative Agent, Swingline Lender and Issuing Bank

By:	/s/ Christopher T. Neil
Name:	Christopher T. Neil
Title:	Senior Banker

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LENDER:

TRUIST BANK, f/k/a Branch Banking and Trust Company, successor by merger to SunTrust Bank

By:	/s/ Ryan Almond
Name:	Ryan Almond
Title:	Director

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LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Cristina Johnnie
Name:	Cristina Johnnie
Title:	Vice President

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LENDER:

BANK OF AMERICA, N.A.

By:	/s/ Dennis Kwan
Name:	Dennis Kwan
Title:	Senior Vice President

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LENDER:

FIFTH THIRD BANK, NATIONAL ASSOCIATION

By:	/s/ Brad Boersma
Name:	Brad Boersma
Title:	Senior Vice President, Director II

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LENDER:

REGIONS BANK

By:	/s/ Katie Gifford
Name:	Katie Gifford
Title:	Vice President

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Exhibit 10.1

GUARANTOR CONFIRMATION

The undersigned hereby acknowledge and agree to the foregoing Ninth Amendment to Second Amended and Restated Credit Agreement and acknowledge and agree that they remain obligated for the various obligations and liabilities, as applicable, set forth in that certain Guaranty (as supplemented, the "Guaranty") dated April 30, 2019, executed by each of the undersigned in favor of the Agent, which Guaranty remains in full force and effect.

GUARANTOR:

PEAKSTONE REALTY TRUST,
a Maryland real estate investment trust

By:	/s/ Javier F. Bitar
Name:	Javier F. Bitar
Title:	Chief Financial Officer and Treasurer

GRIFFIN (DURHAM) ESSENTIAL ASSET REIT II, L.P., a Delaware limited partnership

By:	GRIFFIN (DURHAM) ESSENTIAL ASSET REIT II GP, LLC, a Delaware limited liability company

By:	PKST OP, L.P., a Delaware limited partnership

By:	PEAKSTONE REALTY TRUST, a Maryland real estate investment trust, its General Partner

By:	/s/ Javier F. Bitar
Name:	Javier F. Bitar
Title:	Chief Financial Officer and Treasurer

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[Signature Page to Ninth Amendment to Second Amended and Restated Credit Agreement]

GRIFFIN (GROVEPORT) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (ANDOVER) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (PARSIPPANY 14) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (HAMPTON 300) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (HAMPTON 500) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (AUBURN HILLS) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (NORTH CHARLESTON) ESSENTIAL ASSET REIT II,
LLC,
GRIFFIN (PARSIPPANY 10) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (CARMEL) ESSENTIAL ASSET REIT II, LLC
THE GC NET LEASE (ALLEN PARK) INVESTORS, LLC
THE GC NET LEASE (WESTMINSTER) INVESTORS, LLC
THE GC NET LEASE (PHOENIX BEARDSLEY) INVESTORS, LLC
THE GC NET LEASE (LONE TREE) INVESTORS, LLC
THE GC NET LEASE (FORT MILL) INVESTORS, LLC,
THE GC NET LEASE (FORT MILL II) INVESTORS, LLC,
THE GC NET LEASE (LAKELAND) INVESTORS, LLC,
THE GC NET LEASE (SCOTTSDALE) INVESTORS, LLC,
THE GC NET LEASE (SCOTTSDALE II) INVESTORS, LLC,
THE GC NET LEASE (HERITAGE III) INVESTORS, LLC,
THE GC NET LEASE (CRANBERRY) INVESTORS, LLC,
THE GC NET LEASE (GREENWOOD VILLAGE) INVESTORS, LLC,
EMPORIA PARTNERS, LLC
THE GC NET LEASE (REDMOND) INVESTORS, LLC,
THE GC NET LEASE (WHIPPANY) INVESTORS, LLC,
THE GC NET LEASE (LIBERTYVILLE) INVESTORS, LLC,
THE GC NET LEASE (NASHVILLE) INVESTORS, LLC,
THE GC NET LEASE (LARGO) INVESTORS, LLC,
each a Delaware limited liability company

By:	PKST OP, L.P., a Delaware limited partnership

By:	PEAKSTONE REALTY TRUST, a Maryland real estate investment trust, its General Partner

By:	/s/ Javier F. Bitar
Name:	Javier F. Bitar
Title:	Chief Financial Officer and Treasurer

[Signatures continued on next page.]

[Signature Page to Ninth Amendment to Second Amended and Restated Credit Agreement]

ARCP OFC BURLINGTON MA, LLC,
ARCP OFC PHOENIX (CENTRAL) AZ, LLC,
ARCP OFC BURLINGTON MA (PHASE 2), LLC,
VEREIT OFC LINCOLN HILL PA, LLC,
VEREIT OFC PHOENIX AZ, LLC,
CIM OFC PLATTEVILLE CO, LLC,
CIM OFC SPARKS MD, LLC,
CIM OFC MEMPHIS TN, LLC,
CIM OFC HUNT VALLEY MD, LLC,
each a Delaware limited liability company

By:	COLE CORPORATE INCOME OPERATING PARTNERSHIP II, LP, a Delaware limited partnership, its sole member

By:	GRT OP (CARDINAL NEW GP SUB), LLC, a Delaware limited liability company, its General Partner

By:	PKST OP, L.P., a Delaware limited partnership, its sole member

By:	PEAKSTONE REALTY TRUST, a Maryland real estate investment trust, its General Partner

By:	/s/ Javier F. Bitar
Name:	Javier F. Bitar
Title:	Chief Financial Officer and Treasurer

[Signatures continued on next page.]

[Signature Page to Ninth Amendment to Second Amended and Restated Credit Agreement]

CIM OFC SAN DIEGO CA, LP, a Delaware limited partnership

By:	CIM GP OFC San Diego CA, LLC, a Delaware limited liability company, its General Partner

By:	COLE CORPORATE INCOME OPERATING PARTNERSHIP II, LP, a Delaware limited partnership, its sole member

By:	GRT OP (CARDINAL NEW GP SUB), LLC, a Delaware limited liability company, its General Partner

By:	PKST OP, L.P., a Delaware limited partnership, its sole member

By:	PEAKSTONE REALTY TRUST, a Maryland real estate investment trust, its General Partner

By:	/s/ Javier F. Bitar
Name:	Javier F. Bitar
Title:	Chief Financial Officer and Treasurer

[Signatures continued on next page.]

[Signature Page to Ninth Amendment to Second Amended and Restated Credit Agreement]

THE GC NET LEASE (WAKE FOREST) INVESTORS, L.P., a Delaware limited partnership

By:	The GC Net Lease (Wake Forest) GP, LLC, a Delaware limited liability company, its General Partner

By:	Cole Corporate Income Operating Partnership II, LP, a Delaware limited partnership, its sole member

By:	GRT OP (Cardinal New GP Sub), LLC, a Delaware limited liability company, its General Partner

By:	PKST OP, L.P., a Delaware limited partnership, its sole member

By:	PEAKSTONE REALTY TRUST, a Maryland real estate investment trust, its General Partner

By:	/s/ Javier F. Bitar
Name:	Javier F. Bitar
Title:	Chief Financial Officer and Treasurer

THE GC NET LEASE (TRIAD I) INVESTORS, L.P., a Delaware limited partnership

By:	The GC Net Lease (Triad I) GP, LLC, a Delaware limited liability company, its General Partner

By:	PKST OP, L.P., a Delaware limited partnership, its sole member

By:	PEAKSTONE REALTY TRUST, a Maryland real estate investment trust, its General Partner

By:	/s/ Javier F. Bitar
Name:	Javier F. Bitar
Title:	Chief Financial Officer and Treasurer

[Signatures continued on next page.]

[Signature Page to Ninth Amendment to Second Amended and Restated Credit Agreement]

WR GRIFFIN PATTERSON, LLC a Delaware limited liability company

By:	PKST OP, L.P., a Delaware limited partnership

By:	PEAKSTONE REALTY TRUST, a Maryland real estate investment trust, its General Partner

By:	/s/ Javier F. Bitar
Name:	Javier F. Bitar
Title:	Chief Financial Officer and Treasurer

[Signatures continued on next page.]

[Signature Page to Ninth Amendment to Second Amended and Restated Credit Agreement]

ARCP ID BELLEVUE OH, LLC, each a Delaware limited liability company

By:	COLE CORPORATE INCOME OPERATING PARTNERSHIP II, LP, a Delaware limited partnership, its sole member

By:	GRT OP (CARDINAL NEW GP SUB), LLC, a Delaware limited liability company, its General Partner

By:	PKST OP, L.P., a Delaware limited partnership, its sole member

By:	PEAKSTONE REALTY TRUST, a Maryland real estate investment trust, its General Partner

By:	/s/ Javier F. Bitar
Name:	Javier F. Bitar
Title:	Chief Financial Officer and Treasurer

[End of signatures pages.]

[Signature Page to Ninth Amendment to Second Amended and Restated Credit Agreement]